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                                                                   Exhibit 10(c)















                 SCIENCE APPLICATIONS INTERNATIONAL CORPORATION
                       MANAGEMENT STOCK COMPENSATION PLAN


                         Effective as of January 1, 1997


                                (Amended 4/04/01)

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                                TABLE OF CONTENTS
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         PURPOSE .........................................................................................1

ARTICLE I    DEFINITIONS .................................................................................1

         1.1      Account ................................................................................1
         1.2      Award ..................................................................................1
         1.3      Awarding Authority .....................................................................1
         1.4      Beneficiary ............................................................................1
         1.5      Board ..................................................................................1
         1.6      Committee ..............................................................................1
         1.7      Company.................................................................................1
         1.8      Company Stock ..........................................................................1
         1.9      Distribution ...........................................................................2
         1.10     Employee ...............................................................................2
         1.11     Participant ............................................................................2
         1.12     Plan ...................................................................................2
         1.13     Share Unit .............................................................................2
         1.14     Trust ..................................................................................2
         1.15     Trustee ................................................................................2

ARTICLE II   PARTICIPATION AND AWARDS ....................................................................2

         2.1      Designation by Awarding Authority ......................................................2
         2.2      Awarding Authority to Make Awards ......................................................2
         2.3      Awards to be Held in Trust .............................................................3
         2.4      Vesting and Forfeiture .................................................................3

ARTICLE III  TRUST FUND...................................................................................3

         3.1      Trust Fund Established .................................................................3
         3.2      Company, Committee and Trustee
                   Not Responsible for Adequacy of Trust Fund ............................................3

ARTICLE IV   ACCOUNTING PROCEDURES .......................................................................4

         4.1      Committee to Maintain Accounts .........................................................4
         4.2      Accounting Procedures ..................................................................4
         4.3      Invasion of Trust by Creditors .........................................................4
         4.4      Trust Expenses .........................................................................4

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                                       i
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
ARTICLE V    RIGHTS IN ACQUIRED STOCK ....................................................................4

         5.1      Power to Vote Stock Rests with Trustee .................................................4
         5.2      Tender Offers ..........................................................................4
         5.3      Dividends ..............................................................................4

ARTICLE VI   DISTRIBUTION OF ACCOUNTS ....................................................................5

         6.1      Time of Distribution ...................................................................5
         6.2      Form of Distribution ...................................................................5
         6.3      Beneficiary Designation ................................................................5
         6.4      Distribution to Guardian ...............................................................6
         6.5      Withholding of Taxes....................................................................6

ARTICLE VII  ACCELERATION OF DISTRIBUTION AND VESTING ....................................................6

         7.1      Termination of Employment or Death .....................................................6
         7.2      Change in Control ......................................................................7
         7.3      Hardship ...............................................................................7

ARTICLE VIII PLAN TERMINATION AND AMENDMENT ..............................................................7

         8.1      Termination and Amendments .............................................................7

ARTICLE IX   PLAN ADMINISTRATION .........................................................................8

         9.1      Committee ..............................................................................8
         9.2      Committee Powers .......................................................................8
         9.3      Plan Expenses ..........................................................................9
         9.4      Reliance Upon Documents and Opinions ...................................................9
         9.5      Requirement of Proof ..................................................................10
         9.6      Limitation on Liability ...............................................................10
         9.7      Indemnification .......................................................................10

ARTICLE X    MISCELLANEOUS PROVISIONS ...................................................................11

         10.1     Restrictions on Plan Interest .........................................................11
         10.2     No Enlargement of Employee Rights .....................................................11
         10.3     Rights of Repurchase and
                   First Refusal for the Company.........................................................12
         10.4     Mailing of Payments ...................................................................12
         10.5     Inability to Locate Participant or Beneficiary ........................................12
         10.6     Governing Law .........................................................................12
         10.7     Records ...............................................................................12
         10.8     Illegality of Particular Provision ....................................................12
         10.9     Receipt or Release ....................................................................12
         10.10    Arbitration ...........................................................................13

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                                       ii
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                 SCIENCE APPLICATIONS INTERNATIONAL CORPORATION
                       MANAGEMENT STOCK COMPENSATION PLAN


                                     PURPOSE

         This Plan is an unfunded compensation arrangement established effective on April 3, 1996, by Science Applications International Corporation ("SAIC") to make deferred awards of company stock to selected management and highly compensated employees.


                                    ARTICLE I

                                   DEFINITIONS

         Whenever the following terms are used in the Plan they shall have the meaning specified below, unless the context indicates clearly to the contrary.

         1.1 ACCOUNT. The bookkeeping account established for an Employee pursuant to Article IV to record the number of Share Units awarded to the Employee and the vesting thereof.

         1.2 AWARD. The award of Share Units in the Trust to an Employee pursuant to the Plan.

         1.3 AWARDING AUTHORITY. The individual or group of individuals appointed by the Board to make Awards pursuant to the Plan.

         1.4 BENEFICIARY. The person or persons properly designated by the Participant, in accordance with Section 6.3, to receive the benefits provided herein upon death of the Participant.

         1.5 BOARD. The Board of Directors of Science Applications International Corporation.

         1.6 COMMITTEE. The committee appointed by the Board to administer the Plan. Members of the Committee shall be eligible to receive Awards under the Plan at the discretion of the Awarding Authority.

         1.7 COMPANY. Science Applications International Corporation, a Delaware corporation, and any subsidiary thereof, the participation in this Plan of the Employees of which is approved by the Awarding Authority.

         1.8 COMPANY STOCK. The Class A Common Stock of Science Applications International Corporation.

         1.9 DISTRIBUTION. Payment of the vested balance in a Participant's Account from the Trust to the Participant or the Participant's Beneficiary.

         1.10 EMPLOYEE. A management or highly compensated employee of the Company, as determined by the Committee.

         1.11 PARTICIPANT. An Employee designated by the Committee to receive an Award under the Plan.

         1.12 PLAN. The Science Applications International Corporation Stock Compensation Plan for Management Employees as set forth herein and as amended from time to time by the Board.

         1.13 SHARE UNIT. The interest of a Participant in a share of Company Stock held in the Participant's Account in the Trust.

         1.14 TRUST. The Science Applications International Corporation Stock Compensation Plan Trust established by the Company to hold all assets awarded to Participants under the Plan.

         1.15 TRUSTEE. State Street Bank or such successor trustee as shall be appointed pursuant to the Trust.

                                   ARTICLE II

                            PARTICIPATION AND AWARDS

         2.1 DESIGNATION BY AWARDING AUTHORITY. The Awarding Authority in its sole discretion shall designate those Employees who are to receive Awards under the Plan. The Awarding Authority's designation of an Employee for a particular Award shall not require the Awarding Authority to make any further Awards to such Employee.

         2.2 AWARDING AUTHORITY TO MAKE AWARDS. The Awarding Authority shall make Awards under the Plan by determining a number of Share Units to be credited to those Employees whom the Awarding Authority has selected for participation in the Plan corresponding to a specified number of shares of Company Stock allocated in the Trust to such Employees, and by establishing an Account in favor of such Employees in accordance with Article IV to hold such Share Units. A separate Account shall be established for each Award. Each Account shall be subject to a vesting schedule specified by the Awarding Authority. The amount, timing and vesting of each Award shall be decided in the Awarding Authority's sole discretion, and the Awarding Authority may apply different terms to Awards made to different Employees as well as to different Awards made to the same Employee.

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         2.3      AWARDS TO BE HELD IN TRUST. Within a reasonable period of time following the date of an Award, SAIC shall contribute to the Trust Company Stock or an amount of money sufficient to purchase shares of Company Stock corresponding to the Share Units made in such Award. The Trustee shall apply such contribution toward the purchase of Company Stock in accordance with the directions of the Committee and the terms of the Trust. To the extent any such Award is made to an Employee of an affiliate of SAIC, SAIC may charge the cost of the corresponding Trust contribution to such affiliate as agreed between SAIC and the affiliate.

         2.4 VESTING AND FORFEITURE. Each Account shall be subject to a vesting schedule, not to exceed seven (7) years, established by the Awarding Authority. Vesting shall cease upon termination of the Participant's employment with the Company for any reason other than the death of the Participant. For purposes of the Plan, an Employee's leave of absence exceeding thirty (30) days other than (i) a leave of absence caused by the Employee's disability, as defined under the terms of any of the Company's short-term or long-term disability plans, (ii) a qualified military leave as determined by the Committee, or (iii) a family or medical leave covered by federal or state family/medical leave acts, shall be considered a termination of employment effective on the thirtieth day of such leave of absence. An Employee's change in status to that of consulting employee shall also be considered a termination of employment for purposes of the Plan. Further, an Employee's change in status to a part-time Employee, which status exists for an aggregate period or periods (whether or not consecutive) of six months, shall be considered a termination of employment solely for purposes of the Plan, as of the end of such six-month period, except where applicable law would preclude such treatment of part-time Employees. For this purpose "part-time Employee" shall mean an Employee whose scheduled work week is less than 30 hours. In the event of the death of a Participant, all of the Participant's Accounts shall become immediately vested. The unvested portion of a Participant's Accounts upon termination of employment shall be immediately forfeited by the Participant, and the shares of Company Stock represented by such unvested portion shall be returned to the Company or reallocated in accordance with the Committee's directions and the terms of the Trust.

                                   ARTICLE III

                                   TRUST FUND

         3.1 TRUST FUND ESTABLISHED. The Company has established the Trust pursuant to a trust agreement under which the Trustee will hold and administer in trust all assets deposited with the Trustee in accordance with the terms of this Plan. The Board shall have the authority to select and remove the Trustee to act under the Trust agreement, and to enter into new or amended trust agreements as it deems advisable.

         3.2 COMPANY, COMMITTEE AND TRUSTEE NOT RESPONSIBLE FOR ADEQUACY OF TRUST FUND. Neither the Company, Committee nor Trustee shall be liable or responsible for the adequacy of the Trust Fund to meet and discharge any or all payments and liabilities hereunder. All Plan benefits will be paid only from the Trust assets, and neither the Company,

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the Committee nor the Trustee shall have any duty or liability to furnish the
Trust with any funds, securities or other assets except as expressly provided in
Section 2.3 hereof.

                                   ARTICLE IV

                              ACCOUNTING PROCEDURES

         4.1 COMMITTEE TO MAINTAIN ACCOUNTS. The Committee shall open and maintain a separate Account with respect to each Award made under the Plan for purposes of keeping a record of the assets held in Trust for each Participant and for recording the vesting status of each Award.

         4.2 ACCOUNTING PROCEDURES. The Committee shall establish and may amend from time to time accounting procedures for the purpose of making allocations, Distributions, valuations and adjustments to Accounts provided for in this Article IV. A Participant or Beneficiary shall have no contractual or other right to have a particular accounting procedure or convention apply, or continue to apply, and the Committee shall be free to alter any such procedure or convention without obligation to any Participant or Beneficiary.

         4.3 INVASION OF TRUST BY CREDITORS. If assets of the Trust should be reduced due to action of the Company's Creditors, as provided in the Trust document, the Committee shall reduce each Account on a pro rata basis to reflect such reduction in Trust assets, and the Company shall have no obligation to replace such lost assets.

         4.4 TRUST EXPENSES. Expenses of the Trust which are not paid by the Company shall be applied to reduce each Account on a pro rata basis.

                                    ARTICLE V

                            RIGHTS IN ACQUIRED STOCK

         5.1 POWER TO VOTE STOCK RESTS WITH TRUSTEE. The power to vote any stock held by the Trustee shall rest solely with the Trustee, who shall vote such stock in the same proportion that the other shareholders vote their shares of Company Stock. For purposes of this Section 5.1, Company Stock shall include both Class A and Class B Common Stock.

         5.2 TENDER OFFERS. In the case of a tender offer for the Company Stock, the Trustee shall tender the shares of Company Stock held by the Trust only if more than fifty percent (50%) of the shares of Company Stock held outside the Trust are tendered by the shareholders.

         5.3 DIVIDENDS. All dividends on Company Stock held in Trust shall be held by the Trustee and reinvested as directed by the Committee. The Committee shall allocate such dividends among the Accounts pro rata to the shares allocated to each Account.


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                                   ARTICLE VI

                            DISTRIBUTION OF ACCOUNTS

         6.1 TIME OF DISTRIBUTION. Subject to the acceleration provisions of Article VII, a Participant's Account shall be Distributed as follows:

                  (a) The vested portion of the Participant's Account shall be distributed within a reasonable period of time following the date (i) it becomes vested, or (ii) the Participant's employment with the Company terminates (including upon a leave of absence or change in status as specified in Section 2.4), as elected by the Participant in a manner prescribed by the Committee within ninety (90) days following the date of the Award contained in the Account. Such election shall be irrevocable. In addition to executing an election, the Participant may also be required to execute an agreement with the Company, on a form prescribed by the Committee, relating to the Company's right of repurchase of Company Stock and such other matters as the Committee shall prescribe.

                  (b) If the Participant fails to make the election described in subsection (a), the Participant's Account shall be distributed in full within a reasonable period of time following the seventh anniversary of the date of the Award contained in such Account.

         6.2 FORM OF DISTRIBUTION. Each distribution shall be made in the form of Company Stock unless the Committee determines, in its sole discretion, that distribution of Company Stock is impossible or creates adverse impact on the Company, in which case the Committee may determine to make the distribution in cash. A Participant shall have no right to request a cash distribution.

         6.3      BENEFICIARY DESIGNATION.

                  (a) Upon forms provided by the Committee, each Participant shall designate in writing the Beneficiary or Beneficiaries whom such Participant desires to receive the benefits of this Plan, if any, payable in the event of such Participant's death. A Participant may from time to time change his or her designated Beneficiary or Beneficiaries without the consent of such Beneficiary or Beneficiaries by filing a new designation in writing with the Committee; provided, however, that if a married Participant wishes to designate an individual other than his or her spouse as Beneficiary, such designation shall not be effective unless consented to in writing by the spouse. Notwithstanding the foregoing, spousal consent shall not be necessary if it is established to the satisfaction of the Committee that there is no spouse of the Participant or that the required consent cannot be obtained because the spouse cannot be located or is legally incompetent. The Company may rely upon the designation of Beneficiary or Beneficiaries last filed by the Participant in accordance with the terms of this Plan.

                  (b) If the designated Beneficiary does not survive the Participant, or if there is no valid Beneficiary designation, amounts payable under the Plan shall be paid to the

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Participant's spouse, or if there is no surviving spouse, then to the duly appointed and currently acting personal representative of the Participant's estate. If there is no personal representative of the Participant's estate duly appointed and acting in that capacity within sixty (60) days after the Participant's death, then all payments due under the Plan shall be payable to the person or persons who can verify by affidavit or court order to the satisfaction of the Committee that they are legally entitled to receive the benefits specified hereunder pursuant to the laws of intestate succession or other statutory provision in effect at the Participant's death in the state in which the Participant resided.

         6.4 DISTRIBUTION TO GUARDIAN. If the Committee shall find that any person to whom any payment is payable under this Plan is unable to care for his or her affairs because of illness or accident, or is a minor, a payment due (unless a prior claim therefor shall have been made by a duly appointed guardian or other legal representative) may be paid to the spouse, a child, a parent, or a brother or sister, or to any custodian, conservator or other fiduciary responsible for the management and control of such person's financial affairs in such manner and proportions as the Committee may determine. Any such payment shall be a complete discharge of the liabilities of the Trust under this Plan.

         6.5 WITHHOLDING OF TAXES. To the extent any Distribution from the Trust is subject to withholding taxes, the Committee may require, as a condition to the payment of such Distribution, that the Participant or Beneficiary who is eligible for the Distribution:

                  (a) make payment to the Company in the form of a check for such withholding taxes; or

                  (b) consent to the withholding of shares of Company Stock by the Trustee sufficient in value to satisfy such withholding taxes, in which case such shares shall be delivered to the Company which shall make the appropriate tax withholding.

The Committee may offer either or both of these options to the Participant or Beneficiary in the Committee's sole discretion.

                                   ARTICLE VII

                    ACCELERATION OF DISTRIBUTION AND VESTING

         7.1 TERMINATION OF EMPLOYMENT OR DEATH. Unless sooner distributed in accordance with Section 6.1, and notwithstanding any provision to the contrary in Section 6.1, the vested portion of a Participant's Accounts shall be distributed from the Trust as soon as practicable following termination of the Participant's employment with the Company for any reason, including death. Termination of employment shall include certain leaves of absence and changes in status as specified in Section 2.4. The Participant shall forfeit any unvested portion of the Accounts at the time of such termination.

         7.2 CHANGE IN CONTROL. Every Account shall become fully vested and shall be immediately distributed to the Participants to whom such Accounts belong, upon the occurrence of a Change in Control (as hereinafter defined) of the Company. A Change in Control shall be deemed to occur upon any "person" (as defined in Section 3(a)(9) of the Securities Exchange Act of 1934), other than the Company, a subsidiary or any employee benefit plan or trust maintained by the Company or a subsidiary becoming the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of more than 25% of the Company Stock outstanding at such time, without the prior approval of the Board. For purposes of the foregoing, a subsidiary is any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations, other than the last corporation in such chain, owns at least fifty percent (50%) of the total voting power in one of the other corporations in such chain.

         7.3 HARDSHIP. Notwithstanding the provisions of Section 6.1 hereof, a Participant shall be entitled to request a hardship Distribution of all or any portion of the vested portion of his or her Account(s). A Participant must make a written request for a hardship Distribution, stating the reasons such withdrawal is necessary because of a financial hardship. The Committee, in its sole discretion, shall determine whether or not to grant the hardship Distribution of such Participant's Account(s) and, in so doing, may rely on the Participant's statements, and a hardship Distribution and vesting acceleration may be approved without further investigation unless the Committee has reason to believe such statements are false.

                                  ARTICLE VIII

                         PLAN TERMINATION AND AMENDMENT

         8.1 TERMINATION AND AMENDMENTS. The Plan shall continue until all amounts have been distributed in accordance with the terms of the Plan. Notwithstanding the foregoing sentence, the Board retains the right to amend or terminate the Plan for any reason, including but not limited to adverse changes in accounting rules or tax laws or the bankruptcy, receivership or dissolution of the Company. In the event of a Plan amendment or termination, benefits will either be paid out when due under the terms of the Plan or as soon as possible as determined by the Committee in its sole discretion. To the extent feasible, the Committee shall use its best efforts to avoid adversely affecting the rights of any existing Participants in the Plan, but the Committee shall be under no specific duty or obligation in this regard.

                                   ARTICLE IX

                               PLAN ADMINISTRATION

         9.1 COMMITTEE. The Plan shall be administered by the Committee. Subject to the provisions of the Plan and the authority granted hereunder to the Awarding Authority, the Committee shall have exclusive power to determine the manner and time of Awards and payment of benefits to the extent herein provided and to exercise any other discretionary powers granted to the Committee pursuant to the Plan. The decisions or determinations by the Committee shall be final and binding upon all parties, including shareholders, Participants and other Employees. Without limiting the generality of the foregoing, the Committee shall have the authority to determine whether a termination of employment has occurred for purposes of the Plan's vesting and forfeiture provisions, and such determinations need not be uniformly applied as among Employees. The Committee shall have the authority to interpret the Plan, to make factual findings and determinations, to adopt and revise rules and regulations relating to the Plan and to make any other determinations which it believes necessary or advisable for the administration of the Plan. The Committee's discretion in these matters shall be as broad and unfettered as permitted by law.

         9.2 COMMITTEE POWERS. The Committee shall have all powers necessary to supervise the administration of the Plan and control its operations. In addition to any powers and authority conferred on the Committee elsewhere in the Plan or by law, the Committee shall have, by way of illustration and not by way of limitation, the following powers and authority:

                  (a) To designate agents to carry out responsibilities relating to the Plan;

                  (b) To employ such legal, actuarial, medical, accounting, clerical and other assistance as it may deem appropriate in carrying out the provisions of this Plan;

                  (c) To administer, interpret, construe and apply this Plan and to decide all questions which may arise or which may be raised under this Plan by any Employee, Participant, Beneficiary or other person whomsoever, including but not limited to all questions relating to eligibility to participate in the Plan, determination of Awards and the amount of benefits to which any Participant may be entitled;

                  (d) To establish rules and procedures from time to time for the conduct of its business and for the administration and effectuation of its responsibilities under the Plan;

                  (e) To establish claims procedures, and to make forms available for filing of such claims, and to provide the name of the person or persons with whom such claims should be filed. The Committee shall establish procedures for action upon claims initially made and the communication of a decision to the claimant promptly and, in any event, not later than sixty (60) days after the date of the claim; the claim may be deemed by the claimant to have been denied for purposes of further review described below in the event a written decision is not furnished to the claimant within such sixty (60) day period. Every claim for benefits which is denied shall be denied by written notice setting forth in a manner calculated to be understood by the claimant (1) the specific reason or reasons for the denial, (2) specific reference to any provisions of this Plan on which denial is based, (3) description of any additional material or information necessary for the claimant to perfect his claim with an explanation of why such material or information is necessary, and (4) an explanation of the procedure for further reviewing the denial of the claim under the Plan. The Committee shall establish a procedure for review of claim denials, such review to be undertaken by the Committee. The review given after denial of any claim shall be a full and fair review with the claimant or his duly authorized representative having one hundred eighty (180) days after receipt of denial of his claim to request such review, having the right to review all pertinent documents and the right to submit issues and comments in writing. The Committee shall establish a procedure for issuance of a decision by the Committee not later than sixty (60) days after receipt of a request for review from a claimant unless special circumstances, such as the need to hold a hearing, require a longer period of time, in which case a decision shall be rendered as soon as possible but not later than one hundred twenty (120) days after receipt of the claimant's request for review. The decision on review shall be in writing and shall include specific reasons for the decision written in a manner calculated to be understood by the claimant with specific reference to any provisions of this Plan on which the decision is based; and

                  (f) To perform or cause to be performed such further acts as it may deem to be necessary, appropriate, or convenient in the efficient administration of the Plan.

                  Any action taken in good faith by the Committee in the exercise of authority conferred upon it by this Plan shall be conclusive and binding upon the Participants and their beneficiaries. All discretionary powers conferred upon the Committee shall be absolute.

         9.3 PLAN EXPENSES. Members of the Committee shall serve as such without compensation from the Plan, but may receive compensation from the Company for so serving. All Plan administration expenses shall be borne by the Company or the Trust as determined by the Committee in its sole discretion.

         9.4      RELIANCE UPON DOCUMENTS AND OPINIONS.

                  (a) The members of the Committee, the Board, and the Company shall be entitled to rely upon any:

                           (i) Tables, valuations, computations, estimates, certificates, opinions and reports furnished by any consultant, or firm or corporation which employs one or more consultants or advisors; and

                           (ii)     Computations, estimates and reports
         furnished by any consultants or consulting firms.

                  (b) The members of the Committee, the Board, and the Company shall be fully protected and shall not be liable in any manner whatsoever for anything done or action taken or suffered in reliance upon any such consultant, firm, or corporation which employs one or more consultants or counsel.

                  (c) Any and all such things done or such actions taken or suffered by the Committee, the Board, and the Company in so relying shall be conclusive and binding on all Employees, Participants, Beneficiaries and any other persons whomsoever, except as otherwise provided by law.

                  (d) The Committee may, but is not required to, rely upon all records of the Company with respect to any matter or thing whatsoever, and may likewise treat such records as conclusive with respect to all Employees, Participants, Beneficiaries and any other persons whomsoever, except as otherwise provided by law.

         9.5 REQUIREMENT OF PROOF. The Committee, the Board, or the Company may require satisfactory proof of any matter under this Plan from or with respect to any Employee, Participant or Beneficiary, and no such person shall acquire any rights or be entitled to receive any benefits under this Plan until such proof shall be furnished as so required.

         9.6 LIMITATION ON LIABILITY. No employee or director of the Company and no other person shall be subject to any liability by reason of or arising from his or her participation in the establishment or administration or operation of the Plan unless he or she acts fraudulently or in bad faith.

         9.7      INDEMNIFICATION.

                  (a) To the extent permitted by law, the Company shall indemnify each member of the Awarding Authority, of the Committee, and any other employee or director of the Company who was or is a party, or is threatened to be made a party, to any threatened, pending or completed proceeding, whether civil, criminal, administrative, or investigative, by reason of his or her conduct in the performance in connection with the establishment or administration of the Plan or any amendment or termination of the Plan.

                  (b) This indemnification shall apply against expenses including, without limitation, attorneys fees and any expenses of establishing a right to indemnification hereunder, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding, except in relation to matters as to which he or she has acted fraudulently or in bad faith in the performance of such duties.

                  (c) The termination of any proceeding by judgment, order, settlement, conviction, upon a plea of nolo contendere or its equivalent shall not, in and of itself, create a presumption that the person acted fraudulently or in bad faith in the performance of his or her duties.

                  (d) Expenses incurred in defending any such proceeding may be advanced by the Company prior to the final disposition of such proceeding, upon receipt of an undertaking by or on behalf of the recipient to repay such amount, unless it shall be determined ultimately that the recipient is entitled to be indemnified as authorized in this Section 9.7.

                  (e)      The right of indemnification set forth in this
Section 9.7 shall be in addition to any other right to which any Awarding Authority member, Committee member or other person may be entitled as a matter of law, by corporate bylaws or otherwise.

                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

         10.1     RESTRICTIONS ON PLAN INTEREST.

                  (a) A Participant's interest in this Plan shall be limited to his or her Account in the Trust and he or she shall have no other interest in any assets of the Company nor any right as against the Company, Awarding Authority or Committee for payment of benefits under this Plan.

                  (b) None of the benefits, payments, proceeds, claims or rights hereunder of any Participant or Beneficiary shall be subject to any claim of any creditor of such Participant or Beneficiary and in particular the same shall not be subject to attachment, garnishment, or other legal process by any creditor of such Participant or Beneficiary.

                  (c) A Participant or Beneficiary shall not have any right to alienate, anticipate, commute, pledge, encumber, or assign any of the benefits or payments or proceeds which he or she may expect to receive, contingently or otherwise, under the Plan.

                  (d) A Participant's and Beneficiary's interest in this Plan and his or her Account in the Trust are subject to the claims of the Company's creditors as provided in the Trust. Each Participant and Beneficiary shall, however, be considered a general creditor of the Company with respect to the assets held in his or her Account in the Trust, so that if the Company should become insolvent, the Participant or Beneficiary will have a claim against the Trust assets equal to that of the Company's other general creditors (regardless of whether such assets are removed from the trust by a trustee in bankruptcy).

         10.2     NO ENLARGEMENT OF EMPLOYEE RIGHTS.

                  (a) This Plan is strictly a voluntary undertaking on the part of the Company and shall not be deemed to constitute a contract between the Company and any Employee, or to be consideration for, or an inducement to, or a condition of, the employment of any Employee.

                  (b) An Employee's employment with the Company is not for any specified term and may be terminated by such Employee or by the Company at any time for any reason, with or without cause. Nothing in this Plan or in any agreement pursuant to this Plan shall


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


confer upon any Employee or Participant any right to continue in the employ of or affiliation with the Company nor constitute any promise or commitment by the Company regarding future positions, future work assignments, future compensation or any other term or condition of employment or affiliation.

                  (c) No person shall have any right to any benefits under this Plan, except to the extent expressly provided herein.

                  (d) The Plan is not intended to nor shall it be deemed to be a Plan providing retirement income or resulting in the deferral of income by employees for periods extending to the termination of covered employment or beyond.

         10.3 RIGHTS OF REPURCHASE AND FIRST REFUSAL FOR THE COMPANY. Any Company Stock distributed from the Plan shall be subject to a right of repurchase and right of first refusal by the Company, as well as any conditions, limitations, or restrictions contained in an agreement signed at the time of the election. The terms and conditions of the right of repurchase and right of first refusal shall be those applied to Company Stock by the Certificate of Incorporation of Science Applications International Corporation, as in effect from time to time.

         10.4 MAILING OF PAYMENTS. All payments under the Plan shall be delivered in person or mailed to the last address of the Participant (or, in the case of the death of the Participant to that of any other person entitled to such payments under the terms of the Plan). Each Participant shall be responsible for furnishing the Committee with his or her correct current address and the correct current name and address of his or her Beneficiary.

         10.5 INABILITY TO LOCATE PARTICIPANT OR BENEFICIARY. In the event that the Committee is unable to locate a Participant or Beneficiary to whom benefits are payable hereunder after mailing a notice to the Participant's or Beneficiary's last known address, and such inability lasts for a period of three
(3) years, then any remaining benefits payable hereunder shall be forfeited to the Company and no Participant or Beneficiary shall have any right to further benefits from the Plan, even if subsequently located.

         10.6 GOVERNING LAW. All legal questions pertaining to the Plan shall be determined in accordance with the laws of the State of California.

         10.7 RECORDS. The records of the Company with respect to the Plan shall be conclusive on all Participants, Beneficiaries, and all other persons whomsoever.

         10.8 ILLEGALITY OF PARTICULAR PROVISION. If any particular provision of this Plan shall be found to be illegal or unenforceable, such provision shall not affect the other provisions thereof, but the Plan shall be construed in all respect as if such invalid provision were omitted.

         10.9 RECEIPT OR RELEASE. Any payment to any Participant or Beneficiary in accordance with the provisions of this Plan shall, to the extent thereof, be in full satisfaction of all claims against the Awarding Authority, the Committee and the Company, and the

Committee may require such Participant or Beneficiary, as a condition precedent to such payment, to execute a receipt and release to such effect.

         10.10 ARBITRATION. The Committee's written decision on review of a denial of benefits, as provided in Section 9.2(e), shall be final, conclusive and binding on all Participants, Beneficiaries and Employees of the Company. Notwithstanding the foregoing, any person disputing such a written decision shall submit such dispute to binding Arbitration pursuant to the rules of the American Arbitration Association, to be held in San Diego County. The losing party in such arbitration proceedings shall bear the costs of arbitration, and each party shall bear its own attorneys' fees.


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